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                                                                   Exhibit 10.60

                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS EMPLOYMENT AGREEMENT ("AGREEMENT"), is made and entered into as of August 31, 1998 by and between MIKOHN GAMING CORPORATION, a Nevada corporation ("MIKOHN"), and OLAF VANCURA ("Employee").

                              W I T N E S S E T H:

         WHEREAS, MIKOHN and Employee deem it to be in their respective best interests to enter into an agreement providing for MIKOHN's employment of Employee pursuant to the terms herein stated.

         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, it is hereby agreed as follows:

         _.1      Term. MIKOHN hereby employs and Employee hereby accepts
                  ----
employment with MIKOHN for a period of three (3) years beginning on October 15, 1998 ("Initial Term"). Unless MIKOHN or Employee gives written notice that this Agreement shall be allowed to expire and the employment relationship thereby terminated at least thirty (30) days prior to the expiration of the Initial Term, this Agreement shall continue in effect from month to month after the expiration of the Initial Term and shall be terminable by either party upon thirty (30) days' written notice. (The Initial Term and the period during which this Agreement may remain in effect thereafter are collectively referred to herein as the "Term".)

         _.2      Duties of Employee. Employee's position with MIKOHN will be
                  ------------------
Director - Gaming Products. Employee shall do and perform all services, acts, or things reasonably necessary or advisable to accomplish the objectives and complete the tasks assigned to Employee by senior management of MIKOHN. MIKOHN may assign Employee to another position commensurate with Employee's training and experience so long as the compensation paid to Employee is equal to or greater than the compensation provided in this Agreement. MIKOHN shall provide Employee with a computer and other office equipment as specified by Employee and deemed necessary by MIKOHN for Employee's use in performing his duties hereunder. All such equipment shall remain the property of MIKOHN and shall be returned to MIKOHN in good order and repair upon the termination of this Agreement for any reason.

         _.3      Devotion of Time to MIKOHN's Business. Employee shall be a
                  -------------------------------------
full-time employee of MIKOHN and shall devote such substantial and sufficient amounts of Employee's productive time, ability, and attention to the business of MIKOHN during the Term of this Agreement as may be reasonable and necessary to accomplish the objectives and complete the tasks assigned to Employee. Prior written consent of MIKOHN shall be required before Employee shall undertake to perform any outside services of a business, commercial, or professional nature, whether for compensation or otherwise. Written consent shall not be required as to Employee's reasonable participation in educational and professional activities related to the maintenance of Employee's qualifications and stature in Employee's profession. Any other provision in this Agreement to the contrary notwithstanding, Employee shall be permitted [1] to lecture, give talks and symposia, publish books, technical papers and other

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

writings during the term of this Agreement and shall be permitted to retain all royalties and other compensation earned as a result thereof and [2] Employee shall be permitted to provide consulting services to third parties approved by MIKOHN and shall be permitted to retain 50% of any consulting fees earned as a result thereof with the balance of such fees going to MIKOHN. During the term of this Agreement, Employee shall be based in Las Vegas, Nevada or at some other location mutually agreed by the parties.

         _.4      Uniqueness of Services. Employee hereby acknowledges that the
                  ----------------------
services to be performed by Employee's under the terms of this Agreement are of a special and unique value. Accordingly, the obligations of Employee under this Agreement are non-assignable.

         _.5      Compensation of Employee.
                  ------------------------

                  _.5.1    Base Annual Salary. Subject to other specific
                           ------------------
provisions in this Agreement, as compensation for services hereunder, Employee shall receive a Base Annual Salary at the rate of not less than $150,000 per annum.

                  _.5.2    Minimum Advance Royalties. In addition to all other
                           -------------------------
compensation payable under this Agreement, MIKOHN shall pay to Employee an annual sum ("Advance Royalties") equal to $30,000 plus any royalties paid by Employee to Ken Perrie for Wild Aruba Stud and "knowledge-based" inventions in which Ken Perrie is considered a co-inventor. Advance Royalties shall be payable bi-weekly and shall be credited against any past or future royalties owed under
Section 5.5 below. All Advance Royalties payable hereunder shall be non-refundable. The foregoing notwithstanding, MIKOHN shall not receive credit for any Advance Royalties paid against future royalties owed in excess of $90,000.

                  _.5.3    Annual Review. MIKOHN agrees to review the salary of
                           -------------
Employee annually during the term of this Agreement. MIKOHN, in its sole discretion, may increase Employee's salary dependent upon various factors which include without limitation Employee's performance, the compensation paid to similarly situated employees of businesses similar in type and size to MIKOHN, the financial condition of MIKOHN, and the economic and market conditions to which MIKOHN is or may be subject.

                  _.5.4    Stock Options. MIKOHN grant's to Employee options to
                           -------------
purchase shares of MIKOHN Common Stock (the "Option") under MIKOHN's Stock Option Plan ("Plan"). The Option shall be in the form of MIKOHN's standard Stock Option Agreement and subject to the terms and conditions thereof and of the Plan, and shall additionally provide as follows:

                           _.5.4.1   The number of shares subject to the Option
shall be 20,000.

                           _.5.4.2   The  purchase  price  per share  shall be
the  closing  price of MIKOHN  common stock on the Effective Date to wit $4.063.

                           _.5.4.3   The Option shall be designated as an
Incentive Option.

                           _.5.4.4   On  each  of the  next  five  (5)
anniversary  dates  of the  Effective  Date,

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one-fifth (1/5) of the Option Shares shall become eligible for purchase by
Employee.

                           _.5.4.5   The Option shall  terminate on (i) the
expiration date specified in the Stock Option Agreement or (ii) such earlier date as termination may occur according to the terms and conditions of the Plan and/or the Stock Option Agreement. Upon termination for any reason, Employee and/or his successors and assigns shall have only such rights as are specified in the Plan and the Stock Option Agreement, and shall not be entitled to any compensation in any form for the loss of any other right.

                           _.5.4.6   The parties  acknowledge  that the Option
granted under this Agreement is in addition to an earlier Option grant of 20,000 shares.

                  _.5.5    Additional Stock Options. During the term of this
                           ------------------------
Agreement, Employee may be granted additional stock options. The decision to grant stock options and the amount thereof shall be within the sole and absolute discretion of MIKOHN and shall be based on various factors which include without limitation Employee's performance, the compensation paid to similarly situated employees of businesses similar in type and size to MIKOHN, the financial condition of MIKOHN, and the economic and market conditions to which MIKOHN is or may be subject.

                  _.5.6    Royalty. MIKOHN shall pay to Employee a royalty equal
                           -------
to 7.5% of gross profits generated by any game which is the original creation of Employee and to which MIKOHN is assigned exclusive worldwide rights.

                  _.5.7    Relocation  Expenses.  MIKOHN  will  reimburse
                           --------------------
Employee  for the  following  relocation expenses:

                           _.5.7.1   Moving  company  charges for  packing,
moving and unpacking household items including insurance (Employee to provide three (3) bids);

                           _.5.7.2   Temporary  residence  in  Las  Vegas for up
to 60  days  (cost  not to  exceed $3,000); and

                           _.5.7.3   Cost of storage for up to 60 days for
household items, if needed.

                  _.5.8    Employee Benefits. Employee shall receive such
                           -----------------
benefits, fringe benefits and entitlements as is usual and customary for MIKOHN to provide an employee of like status and position and are consistent with MIKOHN's established policies on employment, which may be revised from time to time in the sole discretion of MIKOHN. MIKOHN hereby waives the 90-day eligibility requirement for Employee and Employee's family members to be covered by MIKOHN's medical plan.

                  _.5.9    Travel and Business Expenses. MIKOHN will reimburse
                           ----------------------------
Employee for reasonable travel and other business expenses incurred in performing Employee's duties and promoting the business of MIKOHN during the term of this Agreement.

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                  _.5.10   Effect of Merger or Consolidation. Any other
                           ---------------------------------
provision in this Agreement to the contrary notwithstanding, all Options to acquire common stock of MIKOHN granted to Employee during the term of this Agreement shall become 100% vested upon (i) any merger or consolidation involving MIKOHN if MIKOHN is not the surviving corporation; (ii) any transfer of all or substantially all of the assets of MIKOHN; (iii) any voluntary or involuntary dissolution of MIKOHN; (iv) any material change in ownership of MIKOHN which results in a change of a majority of the Board of Directors; (v) if MIKOHN or any successor or assignee of MIKOHN should terminate this Agreement without cause; or (vi) Employee's death or permanent disability.

         _.6      Termination of Employment.
                  -------------------------

                  _.6.1    Employee may terminate this Agreement at any time
with or without stated cause upon thirty (30) days written notice.

                  _.6.2    MIKOHN may terminate this Agreement at any time with
or without stated cause upon the payment to Employee of a sum equal to Employee's Base Annual Salary as specified in Section 5.1 above.

                  _.6.3    For just cause MIKOHN may terminate this Agreement
immediately at any time without further liability to Employee by giving written notice of termination to Employee.

                  _.6.4    Termination for any of the reasons set forth in this
Section 6.4 shall be deemed termination for just cause. For purposes of this Agreement, just cause includes the following: [1] commission of a crime involving moral turpitude; [2] engaging in any act of dishonesty or material insubordination; [3] material breach of this Agreement; [4] habitual neglect of duties which Employee is required to perform under the terms of this Agreement; [5] failure of Employee to act in a professional manner; [6] failure of Employee to timely and successfully complete work assigned; [7] failure of Employee to observe all employment policies of MIKOHN; or [8] any other reason which is legally sufficient under the laws of the State of Nevada

                  _.6.5    MIKOHN may terminate this Agreement if it appears in
the reasonable judgment of MIKOHN that due to Employee's employment by MIKOHN:

                           _.6.5.1   MIKOHN may be subjected to  significant
disciplinary action or lose or become unable to obtain or reinstate any federal, state and/or foreign registration, license or approval material to MIKOHN's business or the business of any MIKOHN subsidiary; or

                           _.6.5.2   MIKOHN  or any  key  employee,  officer,
director or shareholder of MIKOHN required to qualify or be found suitable under any gaming law may not so qualify or be found suitable.

                  _.6.6    MIKOHN may terminate this Agreement if Employee
solicits or accepts any payment or gratuity from any existing or potential customer or supplier of MIKOHN without the prior written consent of the President of MIKOHN.

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                  _.6.7    MIKOHN may terminate this Agreement if Employee has
made any misrepresentation of fact or has failed to disclose any fact which might be material to MIKOHN's decision to enter into this Agreement including, without limitation, failure to disclose any criminal or civil fraud charges brought against Employee at any time or failure to disclose a prior business or personal bankruptcy action involving Employee.

                  _.6.8    This Agreement shall terminate automatically in the
event that: (i) Employee fails or is unable to perform Employee's duties due to injury, illness or other incapacity for ninety (90) days in any twelve (12) month period (except that Employee may be entitled to disability payments pursuant to MIKOHN's disability plan, if any); or (ii) death of Employee. Upon termination of this Agreement as a result of Employee's death, all royalties and stock options provided herein shall become the property of Employee's estate.

                  _.6.9    In the event of a termination of Employee's
employment for any reason, Employee shall be required to seek other employment in order to mitigate any damages resulting from the breach of this Agreement.

                  _.6.10   In the event this Agreement is terminated by Employee
and Employee accepts subsequent employment with a college or university, Employee and MIKOHN shall negotiate in good faith a consulting agreement by which Employee will consult with MIKOHN on an exclusive basis in respect to games and game development. The terms of such a consulting agreement will allow Employee to retain the rights to any stock options granted during the term of this Agreement under Section 5.4 and 5.5 above.

         _.7      Covenant of Confidentiality. All documents, records, files,
                  ---------------------------
manuals, forms, materials, supplies, computer programs, trade secrets, customer lists, and other information which comes into Employee's possession from time to time during Employee's employment by MIKOHN, and/or any of MIKOHN's subsidiaries or affiliates, shall be deemed to be confidential and proprietary to MIKOHN and shall remain the sole and exclusive property of MIKOHN. Employee acknowledges that all such confidential and proprietary information is confidential and proprietary and not readily available to MIKOHN's business competitors. On the effective date of the termination of the employment relationship or at such other date specified by MIKOHN, Employee agrees that Employee will return to MIKOHN all such confidential and proprietary items (including, but not limited to, company badge and keys) in Employee's control or possession, and all copies thereof, and that Employee will not remove any such items from the offices of MIKOHN. It is the intention of the parties that the broadest possible protection be given to MIKOHN's trade secrets and proprietary information and nothing in this Section 7 shall in any way be construed to narrow or limit the protection and remedies afforded by the Uniform Trade Secrets Act.

         _.8      Covenant of Non-Disclosure. Without the prior written approval
                  --------------------------
of MIKOHN, Employee shall keep confidential and not disclose or otherwise make use of any of the confidential or proprietary information or trade secrets referred to in Section 7 nor reveal the same to any third party whomsoever, except as required by law.

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         _.9      Covenant of Non-Solicitation.
                  ----------------------------

                  _.9.1    Employees. During the Term of this Agreement and for
                           ---------
a period of two (2) years following the effective date of termination of the employment relationship, Employee, either on Employee's own account or for any person, firm, company or other entity, shall not solicit, interfere with or induce, or attempt to induce, any employee of MIKOHN, or any of its subsidiaries or affiliates to leave their employment or to breach their employment agreement, if any, with MIKOHN.

                  _.9.2    Customers. During the Term of this Agreement and for
                           ---------
a period the longer of (i) one (1) year following the effective date of termination of the employment relationship or (ii) the time the Covenant Against Competition (defined below) remains in effect, Employee, either on Employee's own account or for any person, firm, company or other entity, shall not solicit or induce, or attempt to induce, any customer of MIKOHN to purchase any products or services which compete with any products or services offered by MIKOHN at the time of the termination of the employment relationship. The foregoing notwithstanding, nothing herein shall be construed to prohibit selling or licensing any Excluded Inventions (defined below) to any customer of MIKOHN; provided, however, MIKOHN shall be granted first right of refusal with respect to any rights in the Excluded Inventions presently held by Employee.

         _.10     Covenant of Cooperation. Employee agrees to cooperate with
                  -----------------------
MIKOHN in any litigation or administrative proceedings involving any matters with which Employee was involved during Employee's employment by MIKOHN. MIKOHN shall reimburse Employee for reasonable expenses incurred in providing such assistance.

         _.11     Covenant Against Competition.
                  ----------------------------

                  _.11.1   Scope and Term. During the Term of this Agreement and
                           --------------
for an additional period after the expiration or termination of the employment relationship between MIKOHN and Employee, which period shall be the shorter of
(i) the number of days Employee has been employed by MIKOHN or (ii) six (6) months (the "Initial Non-Compete Term"), Employee shall not directly or indirectly engage in or become a partner, officer, principal, employee, consultant, investor, creditor or stockholder of any business, proprietorship, association, firm, corporation or any other business entity which is engaged or proposes to engage or hereafter engages in any business which competes with the business of MIKOHN and/or any of MIKOHN's subsidiaries or affiliates in any geographic area in which MIKOHN conducts business at the time of the termination or expiration of the employment relationship. Notwithstanding the foregoing, nothing contained herein shall prevent Employee from [i] engaging in a business or accepting employment with a business which does not sell to the gaming industry; [ii] providing consulting services for casinos and other gaming operators (not including manufacturers or distributors of gaming devices or associated gaming equipment); [iii] selling or licensing any Excluded Inventions (defined below) to any customer of MIKOHN (provided, however, MIKOHN shall be granted first right of refusal with respect to any rights in the Excluded Inventions presently held by Employee); [iv] lecturing, giving talks and symposia, publishing books, technical papers and other writings; [vi], after the termination of this Agreement, accepting a faculty position with any

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college or university; [vii], after the termination of this Agreement, consulting for independent game developers approved by MIKOHN who are not affiliated with any competitor of MIKOHN.

                  _.11.2   Option to Extend Term. After the expiration of the
                           ---------------------
Initial Non-Compete Term, in consideration of the Supplemental Payments provided in subsection 11.3 below, MIKOHN shall have the option of extending the term of this Covenant for an additional period ending the earlier of (i) one (1) year following the effective date of the termination or expiration of the employment relationship, or (ii) the date MIKOHN discontinues the supplemental payments specified in subsection 11.3 below. To exercise this option, MIKOHN shall provide written notice to Employee on or before fifteen (15) days prior to the expiration of the ninety (90) day term specified in subsection 11.1 above.

                  _.11.3   Supplemental Payments. After the expiration of the
                           ---------------------
Initial Non-Compete Term, and so long as MIKOHN desires this Covenant Against Competition to remain in full force (not to exceed a period of one (1) year from the effective date of termination), MIKOHN shall pay to Employee:

                           _.11.3.1  Upon  termination   without  cause pursuant
to Section 6.2 above or upon expiration of this Agreement pursuant to Section 1 above, a sum each month equal to thirty three and one-third percent (33 1/3%) of Employee's Base Monthly Salary; or

                           _.11.3.2  Upon  termination by Employee,  a sum each
month equal to  twenty-five  percent (25%) of Employee's Base Monthly Salary; or

                           _.11.3.3  Upon  termination  for just cause  pursuant
to Section 6.4 above, a sum each month equal to fifteen percent (15%) of Employee's Base Monthly Salary.

                  _.11.4   Base Monthly Salary Defined. For purposes of this
                           ---------------------------
Agreement, "Base Monthly Salary" means one-twelfth (1/12) of Employee's Base Annual Salary specified in Section 5.1 above. If there is no Base Annual Salary specified in Section 5.1 or at the time of termination or expiration of this Agreement Employee was not entitled to receive a Base Annual Salary, "Base Monthly Salary" means the average monthly compensation paid to Employee by MIKOHN during the time of his/her employment by MIKOHN.

                  _.11.5   Acknowledgement. Both parties acknowledge that this
                           ---------------
Covenant only restricts employee's re-employment in the gaming industry and does not affect Employee's employment opportunities in the non-gaming industry. Both parties further acknowledge that the employment opportunities in the gaming industry represent only a small fraction of employment opportunities in the non-gaming industry. Employee acknowledges that the scope and term of this Covenant Against Competition are reasonable under the circumstances and the consideration provided by this Agreement is sufficient remuneration for the limited restriction this Covenant imposes on Employee's future employment opportunities.

         _.12     Rights to Inventions.
                  --------------------

                  _.12.1   Inventions Defined. "Inventions" means discoveries,
                           ------------------
concepts, and ideas,

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whether patentable or not, relating to any present or prospective activities of
MIKOHN, including without limitation devices, processes, methods, formulae, techniques, and any improvements to the foregoing. Inventions described in Exhibit A attached hereto are excluded from the provisions of this Section 12 ("Excluded Inventions").

                  _.12.2   Application. This Section 12 shall apply to all
                           -----------
Inventions made or conceived by Employee, whether or not during the hours of Employee's employment or with the use of MIKOHN facilities, materials, or personnel, either solely or jointly with others, during the Term of Employee's employment by MIKOHN and for a period of six (6) months after any termination of such employment.

                  _.12.3   Assignment. Employee hereby assigns and agrees to
                           ----------
assign to MIKOHN all of Employee's rights to Inventions and to all proprietary rights therein, based thereon or related thereto, including without limitation applications for United States and foreign letters patent and resulting letters patent.

                  _.12.4   Reports. Employee shall inform MIKOHN promptly and
                           -------
fully of each Invention by a written report, setting forth in detail the structures, procedures, and methodology employed and the results achieved ("Notice of Invention"). A report shall also be submitted by Employee upon completion of any study or research project undertaken on MIKOHN's behalf, whether or not in the Employee's opinion a given study or project has resulted in an Invention.

                  _.12.5   Exploitation Rights.
                           -------------------

                           _.12.5.1  MIKOHN.  After  receipt  of a Notice of
                                     ------
Invention, MIKOHN shall have six (6) months to elect to exploit the Invention commercially. If MIKOHN elects to exploit the Invention commercially, MIKOHN shall so notify Employee in writing and shall thereafter pay to Employee a royalty equal to 7.5% of the gross profits generated through MIKOHN's exploitation of the Invention. Upon notification to Employee that MIKOHN has elected to exploit the Invention commercially, MIKOHN shall have one (1) year to develop and submit a prototype of the Invention to a regulatory authority for approval and after approval by the regulatory authority shall have an additional one (1) year period to commence commercial exploitation of the Invention. If MIKOHN has not commenced commercial exploitation of the Invention within one (1) year after it has received regulatory approval, the rights to the Invention, subject to Section 12.5.2 below, shall revert to Employee.

                           _.12.5.2  Employee.  If MIKOHN  does not elect to
                                     --------
exploit the Invention commercially, Employee shall have six (6) months commencing one (1) year after the Notice of Invention is received by MIKOHN to elect to exploit the Invention commercially. If Employee elects to exploit the Invention commercially, he shall so notify MIKOHN in writing and shall (i) within thirty (30) days and shall thereafter pay to MIKOHN a royalty equal to 10% of the gross profits generated through Employee's exploitation of the Invention.

                  _.12.6   Patents. At MIKOHN's request and expense, Employee
                           -------
shall execute such documents and provide such assistance as may be deemed necessary by MIKOHN to apply for, defend or enforce any United States and foreign letters patent based on or related to such

Inventions.

         _.13     Remedies. Notwithstanding any other provision in this
                  --------
Agreement to the contrary, Employee acknowledges and agrees that if Employee commits a material breach of the Covenant of Confidentiality (Section 7), Covenant of Non-Disclosure (Section 8), Covenant of Non-Solicitation (Section
9), Covenant of Cooperation (Section 10), Covenant Against Competition (Section
11), or Rights to Inventions (Section 12), MIKOHN shall have the right to have the obligations of Employee specifically enforced by any court having jurisdiction on the grounds that any such breach will cause irreparable injury to MIKOHN and money damages will not provide an adequate remedy. Such equitable remedies shall be in addition to any other remedies at law or equity, all of which remedies shall be cumulative and not exclusive. Employee further acknowledges and agrees that the obligations contained in Sections 7 through 12, of this Agreement are fair, do not unreasonably restrict Employee's future employment and business opportunities, and are commensurate with the compensation arrangements set out in this Agreement.

         _.14     Survivability.  Sections  7 through  13,  of this  Agreement
                  -------------
shall  survive  termination  of the employment relationship and this Agreement.

         _.15     General Provisions.
                  ------------------

                  _.15.1   Arbitration. Any controversy involving the
                           -----------
construction, application, enforceability or breach of any of the terms, provisions, or conditions of this Agreement, including without limitation claims for breach of contract, violation of public policy, breach of implied covenant, intentional infliction of emotional distress or any other alleged claims which are not settled by mutual agreement of the parties, shall be submitted to final and binding arbitration in accordance with the rules of the American Arbitration Association at Las Vegas, Nevada. The cost of arbitration shall be borne by the losing party. In consideration of each party's agreement to submit to arbitration any and all disputes that arise under this Agreement, each party agrees that the arbitration provisions of this Agreement shall constitute his/its exclusive remedy and each party expressly waives the right to pursue redress of any kind in any other forum. The parties further agree that the arbitrator acting hereunder shall not be empowered to add to, subtract from, delete or in any other way modify the terms of this Agreement. Notwithstanding the foregoing, any party shall have the limited right to seek equitable relief in the form of a temporary restraining order or preliminary injunction in a court of competent jurisdiction to protect itself from actual or threatened irreparable injury resulting from an alleged breach of this Agreement pending a final decision in arbitration.

                  _.15.2   Attorneys' Fees and Costs. If any action in law,
                           -------------------------
equity, arbitration or otherwise is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs (including fees incurred for paralegals, investigators, expert witnesses, etc.), and necessary disbursements in addition to any other relief to which he/it may be entitled. The term "prevailing party" means the party obtaining substantially the relief sought, whether by compromise, settlement, award or judgment.

                  _.15.3   Authorization. MIKOHN and Employee each represent and
                           -------------
warrant to the
other that he/she/it has the authority, power and right to deliver, execute and fully perform the terms of this Agreement.

                  _.15.4   Entire Agreement. Employee understands and
                           ----------------
acknowledges that this document constitutes the entire agreement between Employee and MIKOHN with regard to Employee's employment by MIKOHN and Employee's post-employment activities concerning MIKOHN. This Agreement supersedes any and all other written and oral agreements between the parties with respect to the subject matter hereof. Any and all prior agreements, promises, negotiations, or representations, either written or oral, relating to the subject matter of this Agreement not expressly set forth in this Agreement are of no force and effect. This Agreement may be altered, amended, or modified only in writing signed by all of the parties hereto. Any oral representations or modifications concerning this instrument shall be of no force and effect.

                  _.15.5   Severability. If any term, provision, covenant, or
                           ------------
condition of this Agreement is held by a court or other tribunal of competent jurisdiction to be invalid, void, or unenforceable, the remainder of such provisions and all of the remaining provisions hereof shall remain in full force and effect to the fullest extent permitted by law and shall in no way be affected, impaired, or invalidated as a result of such decision.

                  _.15.6   Governing Law. Except to the extent that federal law
                           -------------
may preempt Nevada law, this Agreement and the rights and obligations hereunder shall be governed, construed and enforced in accordance with the laws of the State of Nevada.

                  _.15.7   Taxes. All compensation payable hereunder is gross
                           -----
and shall be subject to such withholding taxes and other taxes as may be provided by law. Employee shall be responsible for the payment of all taxes attributable to the compensation provided by this Agreement except for those taxes required by law to be paid or withheld by MIKOHN.

                  _.15.8   Assignment. This Agreement shall be binding upon and
                           ----------
inure to the benefit of the successors and assigns of MIKOHN. Employee may not sell, transfer, assign, or pledge any of Employee's rights or interests pursuant to this Agreement.

                  _.15.9   Waiver. Either party's failure to enforce any
                           ------
provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, or prevent that party thereafter from enforcing such provision or provisions and each and every other provision of this Agreement.

                  _.15.10  Captions. Titles and headings to sections in this
                           --------
Agreement are for the purpose of reference only and shall in no way limit, define, or otherwise affect any provisions contained therein.

                  _.15.11  Breach - Right to Cure. A party shall be deemed in
                           ----------------------
breach of this Agreement only upon the failure to perform any obligation under this Agreement after receipt of written notice of breach and failure to cure such breach within ten (10) days thereafter; provided, however, such notice shall not be required where a breach or threatened breach would cause irreparable harm to the other party and such other party may immediately seek equitable relief in a court of competent jurisdiction to enjoin such breach.

         _.16     Acknowledgement. Employee acknowledges that Employee has been
                  ---------------
given a reasonable period of time to study this Agreement before signing it. Employee certifies that Employee has fully read, has received an explanation of, and completely understands the terms, nature, and effect of this Agreement. Employee further acknowledges that Employee is executing this Agreement freely, knowingly, and voluntarily and that Employee's execution of this Agreement is not the result of any fraud, duress, mistake, or undue influence whatsoever. In executing this Agreement, Employee does not rely on any inducements, promises, or representations by MIKOHN other than the terms and conditions of this Agreement.

         _.17     Effective Only Upon Execution by Authorized Officer of MIKOHN.
                  -------------------------------------------------------------
This Agreement shall have no force or effect and shall be unenforceable in its entirety until (i) it is approved by the Compensation Committee and Board of Directors of MIKOHN and (ii) it is executed by a duly authorized officer of MIKOHN and such executed Agreement is delivered to Employee.

         _.18     Agreement Subject to Satisfactory Background Investigation.
                  ----------------------------------------------------------
Employee understands and acknowledges that Employee's employment is subject to the satisfactory conclusion of a background investigation. Any other provision in this Agreement to the contrary notwithstanding, MIKOHN may terminate this Agreement without further obligation or liability to Employee if a background investigation of Employee reveals information which, in the reasonable judgment of MIKOHN, (i) would materially interfere with, impede or impair the efficient and effective performance of Employee's duties under this Agreement or (ii) could subject MIKOHN to significant disciplinary action or cause MIKOHN to lose or become unable to obtain or reinstate any federal, state and/or foreign registration, license or approval material to MIKOHN's business or the business of any MIKOHN subsidiary.

.. . . .

.. . . .

         IN WITNESS WHEREOF, the parties hereto have read, understood, and voluntarily executed this Agreement as of the day and year first above written.

EMPLOYEE                                         MIKOHN GAMING CORPORATION

/s/ Olaf Vancura                                 By: /s/ Charles H. McCrea
-------------------------                           ----------------------
OLAF VANCURA

                                                 Title: Secretary
                                                       -------------------
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